UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2008 (January 10, 2008)

PZENA INVESTMENT MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33761	20-8999751
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
120 West 45th Street, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 355-1600

_______________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On January 10, 2008, Pzena Investment Management, Inc. issued a press release in which it reported its preliminary assets under management as of December 31, 2007. A copy of the press release is attached to this Form 8-K.

Item 9.01     Financial Statements and Exhibits.

         99.1       Press release, dated January 10, 2008, of Pzena Investment Management, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 10, 2008	PZENA INVESTMENT MANAGEMENT, INC.
(Registrant)

		By:	/s/ Wayne A. Palladino
			Name:	Wayne A. Palladino
			Title:	Chief Financial Officer